PAGE 39

EXHIBIT 10.3

                        (Contingent Vesting - 75,000 shares)

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

No. Warrant  Right to Purchase Shares Shares of Common Stock of META Group, Inc.
              (subject to adjustment as provided herein)


                                META GROUP, INC.

                       COMMON STOCK PURCHASE WARRANT

                                                       October 20, 1998

         META Group, Inc., a Delaware corporation (the "Company"), hereby certifies that, on or after the Vesting Date (as defined below) and only if the Vesting Date occurs at all, for value received, Name, or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company from time to time before 5:00 p.m., Stamford, Connecticut time, on the date which is the fourth anniversary of the Vesting Date, if such Vesting Date occurs at all (the "Expiration Date"), up to Amount (Shares) fully paid and nonassessable shares of Common Stock, par value $.01 per share, of the Company, at a purchase price of $30.00 per share (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. This Warrant shall only become exercisable if and when the Vesting Date occurs, if at all.

         This Warrant is one of the Common Stock Purchase Warrants (collectively, the "Warrants") evidencing the right to purchase shares of Common Stock of the Company issued pursuant to a certain Agreement and Plan of Merger (the "Merger Agreement") dated as of the date hereof, among the Company, The Sentry Group, Inc. and MG Acquisition Corporation, a copy of which is on file at the principal office of the Company and the holder of this Warrant shall be entitled to all of the benefits of the Agreement, as provided therein. Unless otherwise defined herein, capitalized terms used in this Warrant that are defined in the Merger Agreement shall have the meanings assigned to them in the Merger Agreement.

         The obligations of the Company and the rights of the holder of this Warrant shall expire, be of no further force or effect, and immediately terminate and the Company shall have no obligation to issue shares of Common Stock to the holder hereof at any time unless on the Vesting Date Contingent Consideration is paid to the Former Sentry Holders pursuant to Section 2.3(e)(i)(A) of the Merger Agreement.

         As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" shall include META Group, Inc. and any corporation which shall succeed or assume the obligations of META Group, Inc. hereunder.

                  (b) The term "Common Stock" includes (i) the Company's Common Stock, par value $.01 per share, as authorized on the date of the Agreement,

(ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

                  (d) The term "Vesting Date" shall mean the date, if such date occurs at all, on which the Former Sentry Holders are paid Contingent Consideration pursuant to Section 2.3(e)(i)(A) of the Merger Agreement.

         1.       Exercise of Warrant.

                  1.1. Number of Shares Issuable upon Exercise. Subject to the terms and conditions set forth in this Warrant, on or after the Vesting Date and only if the Vesting Date occurs at all, the holder hereof shall be entitled to purchase through the Expiration Date set forth on the first page of this Warrant, upon exercise of this Warrant in accordance with the terms of subsections 1.2 or 1.3, or upon election of the net issue exercise option set forth in subsection 1.4, up to the number of shares of Common Stock of the Company set forth on the first page of this Warrant (as the same may be adjusted pursuant to the terms hereof).

                  1.2. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

                  1.3. Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by
(b) the Purchase Price then in effect. On any such partial exercise the Company, at its expense, will forthwith issue and deliver to, or upon the order of, the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer, issuance or other tax) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                  1.4. Net Issue Exercise. In lieu of exercising this Warrant pursuant to subsection 1.2 or 1.3, the holder may elect to receive shares of Common Stock equal to the value of this Warrant (or of any portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to such holder a number of shares of the Company's Common Stock computed using the following formula:

                           X = Y(A-B)/A

where    X = the number of shares of Common Stock to be issued to the holder

         Y = the number of shares of Common Stock purchasable under this Warrant (in accordance with Section 1.1)

         A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

         B = Warrant Purchase Price (as adjusted to the date of such calculation).

         For purposes of this subsection 1.4, fair market value of the Company's Common Stock shall mean the average closing price of the Company's Common Stock for the ten (10) trading days ending on and including the second-to-last trading day prior to the date of determination of fair market value, calculated on the basis of the last reported sales price of the Company's Common Stock on the
Nasdaq National Market, or, if not so quoted, as quoted in another over-the-counter quotation system or exchange on which the Company's Common Stock is then listed. If the Common Stock is not traded over-the-counter on Nasdaq or on another quotation system or exchange, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be agreed by the Company and the holder hereof.

         Any election pursuant to this Section 1.4 shall be deemed to be an "exercise" hereunder for the purposes of this Warrant.

         In the event of a dispute regarding this Warrant, the Company and the holder hereof shall in good faith negotiate to settle such dispute. If no resolution is reached within 30 days, either party may commence an arbitration proceeding by submitting the dispute to arbitration. Any such arbitration shall be before an arbitral tribunal composed of three arbitrators; one selected by the Company, one selected by the holder hereof and one selected by mutual agreement of the parties (the "Panel"). If the parties are unable to agree on such third arbitrator, the arbitrator shall be selected by the American Arbitration Association (the "AAA") in accordance with its Commercial Arbitration Rules. The Panel will resolve the dispute in accordance with the rules of the AAA. The venue for the arbitration shall be Stamford, Connecticut or such other venue mutually agreed to by the Company and the holder hereof. The Panel's award or order shall be final and binding on the Company and the holder hereof and all costs of such proceeding shall be borne as specified in the award or order.

                  1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant and the Agreement. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

                  1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

         2. Delivery of Stock Certificates, etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 5 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer, issuance or other tax) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value of one full share (calculated in accordance with the definition set forth in Section 1.4), together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, all holders of Common Stock as a class (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

                  (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                  (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company and excluding Contingent Consideration and Book Earnout Payments, if any), or

                  (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

         4.       Adjustment for Reorganization, Consolidation, Merger, etc.

                  4.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization,
(b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

                  4.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in Stamford, Connecticut (or another location in Connecticut chosen by the Company), as trustee for the holder or holders of the Warrants.

                  4.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

         5. Extraordinary Events Regarding Common Stock. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this subsection 5) be in effect, and
(ii) the denominator is the Purchase Price in effect on the date of such exercise.

         6. Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company will compute such adjustment or readjustment in accordance with the terms of the Warrants and shall notify the holder hereof of such adjustment or readjustment. On the written request of any holder of a Warrant, the Company shall provide such holder with a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant.

         7.       Notices of Record Date, etc.  In the event of

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

         8. Reservation of Stock, etc. Issuable on Exercise of Warrants. Except as otherwise contemplated by the Agreement, the Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

         9. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer, issuance or other tax) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered, provided, however, that no Warrant issued in exchange for this Warrant shall be exercisable for less than 50 shares of Common Stock.

         10. Replacement of Warrants. On receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         11. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in Stamford, Connecticut (or another location in Connecticut chosen by the Company) for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to Section 1, exchanging Warrants pursuant to Section 9, and replacing Warrants pursuant to Section 10, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         13. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

                  (a) title to this Warrant may not be transferred without the prior written consent of the Company;

                  (b) if consent to transfer is granted pursuant to subsection 13(a), this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  (d) the holder hereof has no rights as a stockholder with respect to this Warrant until such time as the holder hereof has exercised this Warrant by delivery of the notice of exercise and has paid in full the Purchase Price for the number of shares of Common Stock for which this Warrant is to be so exercised.

         14. Notices, etc. All notices and other communications under this Warrant shall be in writing and shall, except as otherwise provided herein, be deemed to have been duly given when (i) delivered by hand, (ii) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by certified mail, return receipt requested, or (iii) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case, at the appropriate addresses, telex numbers and telecopier numbers as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, telex number or telecopier number, then to, and at the address, telex number or telecopier number of, the last holder of this Warrant who has so furnished an address to the Company.

         15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


                   (Remainder of Page Intentionally Left Blank)

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.


                                   META GROUP, INC.



                                   By:_________________________
                                      Name:
                                      Title:

                             FORM OF SUBSCRIPTION
                    (To be signed only on exercise of Warrant)

TO META GROUP, INC.

     The  undersigned,  the holder of the  within  Warrant,  hereby  irrevocably elects to exercise the Warrant for, and to purchase thereunder, ................
shares of Common  Stock of META  Group,  Inc.  and  herewith  makes  payment  of
$..............  therefor, and requests that the certificates for such shares be issued  in the name of,  and  delivered  to  ..............,  whose  address  is
 ..............  ....................  Payment  for such  shares of Common  Stock takes the form of (check applicable box or boxes):

     (  )        $___________ in lawful money of the United States, and/or

     (  )        the cancellation of such portion of the attached Warrant as is exercisable  for a total of  _______  shares of  Common  Stock
                 (using a Fair Market Value of $_______ per share for purposes of this calculation), pursuant to Section 1.4 hereof.


Dated:                              ............................................
                                    (Signature must conform to name
                                     of holder as specified on the
                                     face of the Warrant)

                                     ...........................................
                                     (Address)

                                  FORM OF ASSIGNMENT
                       (To be signed only on transfer of Warrant)

     For value received,  the undersigned hereby sells,  assigns,  and transfers unto ..................  the right represented by the within Warrant to purchase
 ................. shares of Common Stock of META Group, Inc. to which the within
Warrant relates,  and appoints  ..........................  Attorney to transfer such right on the books of META Group, Inc. with full power of substitution in the premises.


Dated:                               ...........................................
                                    (Signature must conform to name
                                     of holder as specified on the
                                     face of the Warrant)

                                     ...........................................
                                     (Address)


Signed in the presence of:


 .............................